Exhibit 24.01
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert C. Frenzel, Brian J. Van Abel and Rob Berntsen, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, to sign for him or her in his or her name and in the capacity indicated below, a Form S-8 Registration Statement relating to the issuance and sale of shares of Common Stock, par value $2.50 per share, of Xcel Energy Inc. (the “Company”) pursuant to the Xcel Energy 401(k) Savings Plan, including post-effective amendments thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of such securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of this 18th day of December 2024.

/s/ Megan Burkhart	/s/ Charles Pardee
Megan Burkhart	Charles Pardee
Director	Director

/s/ Lynn Casey	/s/ Christopher Policinski
Lynn Casey	Christopher Policinski
Director	Director

/s/ Netha Johnson	/s/ James Prokopanko
Netha Johnson	James Prokopanko
Director	Director

/s/ Timothy Welsh
Patricia Kampling	Timothy Welsh
Director	Director

/s/ George Kehl	/s/ Kim Williams
George Kehl	Kim Williams
Director	Director

/s/ Richard O’Brien
Richard O’Brien	Daniel Yohannes
Director	Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert C. Frenzel, Brian J. Van Abel and Rob Berntsen, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, to sign for him or her in his or her name and in the capacity indicated below, a Form S-8 Registration Statement relating to the issuance and sale of shares of Common Stock, par value $2.50 per share, of Xcel Energy Inc. (the “Company”) pursuant to the Xcel Energy 401(k) Savings Plan, including post-effective amendments thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of such securities of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of this 17th day of December 2024.

Megan Burkhart	Charles Pardee
Director	Director

Lynn Casey	Christopher Policinski
Director	Director

Netha Johnson	James Prokopanko
Director	Director

/s/ Patricia Kampling
Patricia Kampling	Timothy Welsh
Director	Director

George Kehl	Kim Williams
Director	Director

/s/ Daniel Yohannes
Richard O’Brien	Daniel Yohannes
Director	Director